EXHIBIT 99.1
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[Goldstein Golub Kessler LLP Letterhead]




February 13, 2003



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D. C. 20549

We have read Item 4 of Form 8-K dated February 12, 2003 of Solitron Devices, Inc. and are in agreement with the statements contained therein except as follows:

     (1) We have no basis to agree or disagree with the statements of the registrant contained in Item 4 (b).




     Sincerely,

     /s/ Goldstein Golub Kessler LLP